UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2020 (August 17, 2020)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of principal executive offices)

(Zip Code)

(202) 524-6851

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 17, 2020, Global Medical REIT Inc. (the “Company”) and Global Medical REIT L.P., the Company’s operating partnership, entered into a Sales Agreement (the “Sales Agreement”) with (i) BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc., Robert W. Baird & Co. Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, B. Riley Securities, Inc., Janney Montgomery Scott LLC and D.A. Davidson & Co., as sales agents for the Company (the “Agents”), or principals, (ii) BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and B. Riley Securities, Inc., as forward sellers (in such capacity, each, a “Forward Seller” and collectively, the “Forward Sellers”) and (iii) Bank of Montreal, KeyBanc Capital Markets Inc., Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association and B. Riley Securities, Inc., as forward purchasers (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”), pursuant to which the Company may offer and sell, from time to time, through the Agents or directly to the Agents as principals for their own accounts, or the Forward Purchasers may borrow and sell, from time to time, through the Forward Sellers, shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), with gross proceeds up to an aggregate dollar amount of $150,000,000 (the “Shares”). The Company also entered into separate Master Forward Confirmations on August 17, 2020 (each, a “Master Forward Confirmation”) with each of the Forward Purchasers.

Subject to the terms and conditions of the Sales Agreement, the Agents or Forward Sellers, whether acting as the Company’s sales agents or as agent for the related Forward Purchaser, will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Common Stock that may be designated by the Company and the Common Stock borrowed by the related Forward Purchasers, as applicable, in each case on the terms and subject to the conditions of the Sales Agreement. Sales, if any, of the Common Stock made through the Agents or Forward Sellers pursuant to the Sales Agreement may be made in “at the market offerings” (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended), by means of ordinary brokers’ transactions on the New York Stock Exchange or sales at market prices prevailing at the time of sale, in negotiated transactions or any other method permitted by applicable law, which may include block trades, as the Company and any Agent or Forward Seller may agree. The Company also may sell Common Stock to any Agent as principal for its own account. If the Company sells Common Stock to any Agent as principal, it will enter into a separate terms agreement (each, a “Terms Agreement,” and collectively, the “Terms Agreements”) setting forth the terms of such transaction. Under the Sales Agreement, the Agents will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares that are sold through the Agents. The compensation to each Forward Seller will be a reduction to the initial forward price under the related Forward Contract of up to 2.0% of the actual sale prices of all borrowed Common Stock sold through such Forward Seller. The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend solicitations of offers to buy the Shares and offers to sell the Shares under the Sales Agreement.

The Sales Agreement provides that, in addition to issuance and sale of Common Stock through the Agents, the Company also may enter into one or more letter agreements (each, a “Forward Contract”) under any Master Forward Confirmation with each of the Forward Purchasers in a form attached as Exhibit B to the Sales Agreement. Under the terms of any Forward Contract, the related Forward Purchaser will, at the Company’s request from time to time pursuant to mutually agreed instructions and a supplemental confirmation (together with the applicable Forward Contract, a “Forward Sale Agreement”), borrow from third parties and, through the related Forward Seller, sell a number of shares of Common Stock equal to the number of shares underlying the particular Forward Sale Agreement. The Company will not initially receive any proceeds from any sale of Common Stock borrowed by a Forward Purchaser and sold through a Forward Seller. The Company expects to fully physically settle each Forward Sale Agreement with the related Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case the Company expects to receive aggregate cash proceeds at settlement equal to the number of shares of the Company’s Common Stock underlying such Forward Sale Agreement multiplied by the then-applicable forward sale price per share. Although the Company expects to settle any Forward Sale Agreements by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements will allow the Company to cash or net-share settle all or a portion of its obligations. If the Company elects to cash settle any Forward Sale Agreement, the Company may not receive any proceeds and the Company may owe cash to the related Forward Purchaser. If the Company elects to net share settle any Forward Sale Agreement, the Company will not receive any cash proceeds, and the Company may owe Shares to the related Forward Purchaser.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-239043). The Company filed a prospectus supplement, dated August 17, 2020, to the prospectus, dated June 17, 2020, with the United States Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Sales Agreement and the form of Master Forward Confirmation, which are attached as Exhibits 1.1 and 99.1, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

In connection with the filing of the Sales Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Venable LLP, with respect to the legality of the Shares.

Item 9.01	Financial Statement and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated August 17, 2020 by and among the Company, Global Medical REIT L.P. and each sales agent, forward seller and forward purchaser
5.1	Opinion of Venable LLP
23.1	Consent of Venable LLP (included in exhibit 5.1)
99.1	Form of Master Forward Confirmation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: August 17, 2020

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